EXHIBIT 10 (B)

                                ADDENDUM NO. 2

                                    to the

                            RETROCESSION CONTRACT
                           Effective:  June 1, 1998

                                  issued to

                         DORINCO REINSURANCE COMPANY
                              Midland, Michigan

                                      by

                 AMERICAN HALLMARK INSURANCE COMPANY OF TEXAS
                                Dallas, Texas


 IT IS HEREBY AGREED, effective October 1, 1999, that paragraph A. 1. of
 ARTICLE IV shall be deleted and the following substituted therefor:

 "A. 1. The Retrocedant shall furnish the Retrocessionaire an account within 45 days following the end of each month. The Retrocedant shall include in this report for informational purposes, the amount of ceded unearned premium and outstanding loss reserves. The Retrocessionaire's proportion (i.e., the percent stipulated in ARTICLE I) of the Retrocedant's reinsurance premiums under the Underlying Agreement, less the provisional ceding commission allowed thereunder and less loss and loss adjustment expenses paid on losses ascribed to the Underwriting Year, shall be paid by the debtor party to the creditor within 75 days following the end of each month."


 The provisions of this Contract shall remain otherwise unchanged.

 IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed by their duly authorized representatives at:

 Midland, Michigan, this _______________ day of_______________________, 20__.


                        ___________________________________________________
                        DORINCO REINSURANCE COMPANY

 Dallas, Texas, this __________________ day of _______________________, 20__.


                        ___________________________________________________
                        AMERICAN HALLMARK INSURANCE COMPANY OF TEXAS